--------------------------------------------------------------------------------
CLOSED END
--------------------------------------------------------------------------------

ACM Managed
Income Fund

Annual Report

August 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS

October 24, 2001

Dear Shareholder:

This report provides performance, investment strategy and outlook for ACM Managed Income Fund (the "Fund") for the annual reporting period ended August 31, 2001.

Investment Objective and Policies

This closed-end fund's objective is to provide investors with a high level of total return by seeking both high current income and capital appreciation. To achieve its objective, the Fund invests primarily in U.S. government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts.

Investment Results

The following table shows how the Fund performed over the past six- and 12-month periods ended August 31, 2001. For comparison, we have included returns for the unmanaged Lehman Brothers Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities.

INVESTMENT RESULTS*
Periods Ended August 31, 2001

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
ACM Managed Income Fund (NAV)                                  -5.56%     -1.02%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                            4.51%     12.35%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) as of August 31, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including ACM Managed Income Fund.

      Additional investment results appear on pages 5-7.

The Fund underperformed relative to the benchmark for the six- and 12-month periods ended August 31, 2001 due primarily to our high yield holdings. High yield securities, which are not held in the Lehman Brothers Aggregate Bond Index, significantly underperformed the traditional sectors of the fixed income market. Additionally, our security selection within the Fund's Treasury sector also contributed negatively to performance.

Within the Treasury sector, the Fund held longer dated Treasuries and Treasury strips than the benchmark. During the period under review, the yield curve steepened significantly and shorter maturity Treasuries outper-


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

formed the longer dated Treasuries held in the Fund. As discussed in the market overview section of this letter, the Treasury sector also underperformed the non-Treasury sectors of the Lehman Brothers Aggregate Bond Index. The aggressive easing of monetary policy and increased liquidity compelled investors to take on more credit risk, reducing the attraction of U.S. government bonds.

The Fund's high yield allocation also underperformed the benchmark for the period under review due primarily to our telecommunications holdings. That segment of the high yield market deteriorated significantly over the last six months after rallying in January of this year. Concerns over the access to capital for developmental telecommunications dramatically hit valuations for these companies. For the six-month period, telecommunications was the worst performing sector in the high yield universe down 27.09% as measured by the Lehman Brothers U.S. Corporate High Yield Index. As a comparison, the Lehman Brothers U.S. Corporate High Yield Index including all sectors was only down 2.04%. Examples of underperforming securities in this sector include Startec, Metromedia Fiber, Exodus, Winstar, Level3 Communications, XO Communications, Williams, Viatel and Versatel.

Market Overview

Global economic growth continued to decelerate since our last report six months ago. In the U.S., restrained capital spending, inventory reductions, shrinking investment and weaker export performance significantly slowed the economy. With underlying inflationary pressures subdued, the U.S. Federal Reserve lowered interest rates 200 basis points from 5.50% to 3.50% to help stimulate the economy. Growth for the first half of 2001 slowed to 0.8%, compared to 1.6% in the last half of 2000.

The U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.51% over the six-month period ending August 31, 2001. Investment-grade corporate bonds outperformed at 5.74%, followed by collateralized mortgage-backed securities (CMBS) at 4.97%, asset-backed securities (ABS) at 4.89%, mortgage-backed securities (MBS) at 4.32%, and agencies at 3.89%. The aggressive easing of monetary policy compelled investors to take on more credit risk, reducing the attraction of U.S. government bonds. For the six-month period under review, U.S. Treasuries posted the weakest returns at 3.77%. Within the investment-grade corporate sector, lower-rated triple-B securities outperformed higher quality securities. The yield curve also steepened during the period as short-term interest rates declined by 76 basis points as measured by the two-year note and longer-term rates remained stable.

The high yield market, as represented by the Lehman Brothers U.S. Corporate High Yield Index, returned -2.04% for the reporting period. Market sentiment improved dramatically after the Federal Reserve lowered interest rates in January and issuers took advantage of the funding window. However, weakness in the equity markets and the


--------------------------------------------------------------------------------
2 o ACM MANAGED INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

troubled telecommunications sector dampened overall returns through the year. The best performing industries for the reporting period included finance, food and drug, food/tobacco, health care, housing, service and utility. The telecommunications and wireless communications as well as the consumer durable sectors underperformed the broader market. Inflows into high yield improved in 2001 and high yield issuance rebounded from a five-year low of $41.6 billion in 2000 to $60 billion during the first half of 2001. However, default rates remained high, reflecting the low financial flexibility of highly leveraged companies.

Outlook

The tragic events of September 11, 2001 have had a dramatic effect on the U.S. and world economies and subsequently the high yield market. Given the already fragile state of the U.S. economy, the terrorist attacks were the final catalyst for what now appears to be a full fledged recession. In response to what the Federal Reserve has described as a "pronounced disengagement from commitments," policymakers reduced the benchmark U.S. interest rate for a ninth time this year to its lowest level in four decades to boost business and consumer spending. The government is also attempting to boost the economy through a package of fiscal stimulus and support for certain industries.

However, it may take some time to build up enough confidence to reverse the current economic decline. The high yield market was severely impacted by the above incidents, with spreads widening by over 150 basis points since September
11. Certain sectors, such as transportation, aerospace, lodging and many cyclicals, given their more direct exposure to a pronounced economic slowdown, were hit even harder. Demand for high yield securities has weakened as economic uncertainty has increased. Defaults will most likely increase as many marginal credits and telecommunication credits run out of time and money.

With these short-term difficulties ahead of us, we will remain relatively defensive, emphasizing sectors such as domestic cable, utilities and health care, which have historically outperformed in down markets. We will move aggressively into cyclical industry sectors such as automotive, paper and chemicals, which should benefit from an improving economy, once we see evidence of a recovery on the horizon. We will maintain our hotel and airline holdings, given their current valuations, with expectations of a slow recovery as we move into 2002. We will, however, refrain from adding to our minimal airline holdings due to the continued uncertainty within the industry. We will also maintain our holdings in the gaming industry. Usually a defensive sector, gaming was also affected by the events of September 11 due to travel concerns. We believe this sector will rebound in the long-term, especially given its historic ability to generate cash flows. Given the severe sell off in high yield securities and the expectations for an economic recovery in 2002, we believe there is current value in the high yield market.


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest and investment in ACM Managed Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ George Caffrey

George Caffrey
Vice President


/s/ Matthew Bloom

Matthew Bloom
Vice President

John D. Carifa          [PHOTO]

George Caffrey          [PHOTO]

Matthew Bloom           [PHOTO]

Portfolio Managers George Caffrey and Matthew Bloom have over 40 years of combined investment experience.


--------------------------------------------------------------------------------
4 o ACM MANAGED INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM MANAGED INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
8/31/91 TO 8/31/01

ACM Managed Income Fund (NAV): $21,322
Lehman Brothers Aggregate Bond Index: $21,292

[The following table was depicted as a mountain chart in the printed material.]

                               ACM Managed                 Lehman Brothers
                               Income Fund               Aggregate Bond Index
-------------------------------------------------------------------------------
     8/31/91                     $10,000                       $10,000
     8/31/92                     $12,410                       $11,348
     8/31/93                     $16,157                       $12,594
     8/31/94                     $15,433                       $12,404
     8/31/95                     $17,956                       $13,805
     8/31/96                     $20,257                       $14,372
     8/31/97                     $24,385                       $15,810
     8/31/98                     $26,517                       $17,481
     8/31/99                     $22,022                       $17,620
     8/31/00                     $21,574                       $18,951
     8/31/01                     $21,322                       $21,292


This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Income Fund at net asset value (NAV) (from 8/31/91 to 8/31/01) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index.

When comparing ACM Managed Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Income Fund.


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM MANAGED INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 8/31

                              [BAR CHART OMITTED]

             ACM Managed Income Fund (NAV)-Yearly Periods Ended 8/31
--------------------------------------------------------------------------------
                               ACM Managed             Lehman Brothers
                            Income Fund (NAV)       Aggregate Bond Index
--------------------------------------------------------------------------------
      8/31/92                     24.10%                   13.48%
      8/31/93                     30.20%                   10.98%
      8/31/94                     -4.48%                   -1.51%
      8/31/95                     16.35%                   11.30%
      8/31/96                     12.89%                    4.11%
      8/31/97                     20.38%                   10.00%
      8/31/98                      8.74%                   10.57%
      8/31/99                    -16.95%                    0.80%
      8/31/00                     -1.00%                    7.56%
      8/31/01                     -1.02%                   12.35%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its returns are not indicative of any specific investment, including ACM Managed Income Fund.


--------------------------------------------------------------------------------
6 o ACM MANAGED INCOME FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY

August 31, 2001

INCEPTION DATE          PORTFOLIO STATISTICS
11/03/88                Net Assets ($mil): $208.7


SECURITY TYPE BREAKDOWN

  56.4% U.S. Government Obligations
  37.0% Corporate Obligations             [PIE CHART OMITTED]
   3.6% Yankee Obligations
   2.1% Non-Convertible
        Preferred Stock
   0.8% Short-Term
   0.1% Common Stocks
        and Other Investments

COUNTRY TYPE BREAKDOWN

  93.7% United States
   3.4% Canada                            [PIE CHART OMITTED]
   1.2% United Kingdom
   0.5% Bermuda
   0.4% Korea
   0.4% Mexico
   0.4% Netherlands

All data as of August 31, 2001. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS

August 31, 2001

                                 Moody's
                                Investor       Principal
                                  Rating          Amount
                             (unaudited)           (000)      U.S. $ Value
--------------------------------------------------------------------------------

U.S. Government Obligations-63.1%
U.S. Treasury Bonds-63.1%
   5.00%, 8/15/11(a)..............   Aaa         $30,000     $  30,405,480
   5.375%, 2/15/31................   Aaa          24,000        24,018,870
   8.126%, 8/15/19................   Aaa          32,000        41,799,878
   11.25%, 2/15/15................   Aaa          22,500        35,504,241
                                                             -------------
Total U.S. Government Obligations
   (cost $126,392,884)............                             131,728,469
                                                             -------------

Corporate Obligations-41.4%
Aerospace & Defense-0.3%
Sequa Corporation
   9.00%, 8/01/09.................   Ba2             635           649,288
                                                             -------------

Air Transport-0.1%
US Airways, Inc.
   Series 93A3
   10.375%, 3/01/13...............   B1              220           195,731
                                                             -------------

Automotive-1.2%
Collins & Aikman Products Co.
   11.50%, 4/15/06................   B2              340           343,825
Delco Remy International, Inc.
   11.00%, 5/01/09(b).............   B2              440           469,700
Dura Operating Corp.
   9.00%, 5/01/09(b)..............   B2              135           129,263
   Series B
   9.00%, 5/01/09.................   B2              640           612,800
Hayes Lemmerz International, Inc.
   11.875%, 6/15/06(b)............   B2              975           926,250
                                                             -------------
                                                                 2,481,838
                                                             -------------
Banking-0.5%
Chohung Bank
   11.875%, 4/01/10(b)(c).........   Ba2             800           847,120
Hanvit Bank
   12.75%, 3/01/10(b)(c)..........   Ba2             165           179,240
                                                             -------------
                                                                 1,026,360
                                                             -------------
Broadcasting & Media-2.2%
Albritton Communications Co.
   Series B
   9.75%, 11/30/07................   B3              635           666,750
Fox Family Worldwide, Inc.
   9.25%, 11/01/07................   B1            2,000         2,180,000
Goss Graphic Systems, Inc.
   12.25%, 11/19/05(d)(e).........   NR            2,390                -0-
Paxson Communications Corp.
   10.75%, 7/15/08(b).............   B3              565           587,600


--------------------------------------------------------------------------------
8 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                 Moody's
                                Investor       Principal
                                  Rating          Amount
                             (unaudited)           (000)      U.S. $ Value
--------------------------------------------------------------------------------

PRIMEDIA Inc.
   8.875%, 5/15/11(b).............   Ba3         $   490     $     455,700
Quebecor Media, Inc.
   11.125%, 7/15/11(b)............   B2              605           620,125
                                                             -------------
                                                                 4,510,175
                                                             -------------
Building & Real Estate-1.9%
D.R. Horton, Inc.
   8.00%, 2/01/09.................   Ba1             865           856,350
LNR Property Corp.
   10.50%, 1/15/09................   Ba3           1,410         1,448,775
Meritage Corporation
   9.75%, 6/01/11.................   B1              630           645,750
Schuler Homes, Inc.
   10.50%, 7/15/11(b).............   B2              950           980,875
                                                             -------------
                                                                 3,931,750
                                                             -------------
Cable-5.8%
Adelphia Communications Corp.
   10.25%, 6/15/11................   B2            1,720         1,683,450
   10.875%, 10/01/10..............   B2              600           611,250
Charter Communications Holdings
   9.625%, 11/15/09(b)............   B2              185           189,625
   10.00%, 5/15/11(b).............   B2            2,385         2,450,587
   10.75%, 10/01/09...............   B2            3,075         3,321,000
Echostar DBS Corp.
   9.25%, 2/01/06.................   B1            1,000         1,025,000
   9.375%, 2/01/09................   B1            2,070         2,145,037
Mediacom Broadband LLC
   11.00%, 7/15/13(b).............   B2              655           689,388
                                                             -------------
                                                                12,115,337
                                                             -------------
Chemicals-2.7%
Airgas, Inc.
   9.125%, 10/01/11(b)............   Ba1             320           332,000
Equistar Chemicals, L.P.
   10.125%, 9/01/08(b)............   Ba2             480           487,200
Georgia Gulf Corp.
   10.375%, 11/01/07..............   B2              870           913,500
Huntsman ICI Chemicals
   10.125%, 7/01/09...............   B2            1,325         1,278,625
Lyondell Chemical Co.
   Series B
   10.875%, 5/01/09...............   B2            2,425         2,406,812
Resolution Performance Products
   13.50%, 11/15/10...............   B2              250           271,250
                                                             -------------
                                                                 5,689,387
                                                             -------------
Communications - Fixed-0.5%
Global Crossing Holding Ltd.
   8.70%, 8/01/07.................   Ba2             485           294,638
McLeodUSA, Inc.
   11.375%, 1/01/09...............   B3              265           143,100


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                 Moody's
                                Investor       Principal
                                  Rating          Amount
                             (unaudited)           (000)      U.S. $ Value
--------------------------------------------------------------------------------

Time Warner Telecom Inc.
   10.125%, 2/01/11...............   B2          $   395     $     357,475
Williams Communications Group, Inc.
   11.875%, 8/01/10...............   Caa1            480           220,800
                                                             -------------
                                                                 1,016,013
                                                             -------------
Communications - Mobile-3.3%
American Cellular Corp.
   9.50%, 10/15/09................   B2              670           621,425
Dobson/Sygnet Communications
   12.25%, 12/15/08...............   B3              750           783,750
Iridium LLC Capital Corp.
   Series B
   14.00%, 7/15/05(e).............   NR            3,000           135,000
Nextel Communications, Inc.
   9.375%, 11/15/09...............   B1              725           560,063
   9.50%, 2/01/11.................   B1              365           279,225
Nextel International, Inc.
   12.75%, 8/01/10................   Caa1            420           105,000
Nextel Partners
   11.00%, 3/15/10................   B3              710           566,225
Price Communications Wire
   Series B
   9.125%, 12/15/06...............   Ba2             375           391,875
TeleCorp PCS, Inc.
   10.625%, 7/15/10...............   B3            1,860         1,757,700
Tritel PCS, Inc.
   10.375%, 1/15/11...............   B3              700           633,500
Voicestream Wire
   10.375%, 11/15/09..............   Baa1          1,000         1,155,000
                                                             -------------
                                                                 6,988,763
                                                             -------------
Consumer Maufacturing-1.1%
Armkel LLC
   9.50%, 8/15/09(b)..............   B2              280           288,400
Ingram Micro Inc.
   9.875%, 8/15/08(b).............   Ba2             320           308,800
Jostens, Inc.
   12.75%, 5/01/10................   B3              941         1,002,165
Playtex Products, Inc.
   9.375%, 6/01/11................   B1              325           336,375
Sealy Mattress Co.
   9.875%, 12/15/07(b)............   B2              410           413,075
                                                             -------------
                                                                 2,348,815
                                                             -------------
Containers-0.3%
Plastipak Holdings Inc.
   10.75%, 9/01/11(b).............   B3              650           659,750
                                                             -------------


--------------------------------------------------------------------------------
10 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                 Moody's
                                Investor       Principal
                                  Rating          Amount
                             (unaudited)           (000)      U.S. $ Value
--------------------------------------------------------------------------------

Energy-1.0%
Chesapeake Energy Corp.
   8.125%, 4/01/11................   B2          $   470     $     459,425
Dresser, Inc.
   9.375%, 4/15/11(b).............   B2              325           334,750
Lomak Petroleum
   8.75%, 1/15/07.................   B3              335           328,300
Lone Star Technologies, Inc.
   9.00%, 6/01/11(b)..............   Ba3             680           639,200
Pride International, Inc.
   9.375%, 5/01/07................   Ba3             320           335,600
                                                             -------------
                                                                 2,097,275
                                                             -------------
Entertainment & Leisure-0.5%
Premier Parks
   9.75%, 6/15/07.................   B3              500           517,500
Six Flags, Inc.
   9.50%, 2/01/09.................   B3              600           618,000
                                                             -------------
                                                                 1,135,500
                                                             -------------
Financial-0.9%
Conseco, Inc.
   8.75%, 2/09/04.................   B1              605           541,475
Dime Bancorp, Inc.
   9.00%, 12/19/02................   Ba1             500           525,721
iStar Financial, Inc.
   8.75%, 8/15/08.................   Ba1             650           659,073
Willis Corroon Corp.
   9.00%, 2/01/09..............   Ba3             100           104,000
                                                             -------------
                                                                 1,830,269
                                                             -------------
Food & Beverages-0.1%
Del Monte Corp.
   9.25%, 5/15/11(b)..............   B3              195           201,825
SFC SUB,  Inc.
   11.00%, 12/15/09(f)............   NR              239                24
                                                             -------------
                                                                   201,849
                                                             -------------
Gaming-2.9%
Ameristar Casinos, Inc.
   10.75%, 2/15/09................   B3              905           969,481
Argosy Gaming Co.
   9.00%, 9/01/11.................   B2              375           390,000
Boyd Gaming Corp.
   9.25%, 8/01/09(b)..............   Ba3             670           681,725
MGM Mirage
   8.375%, 2/01/11................   Ba1             935           980,581
Mandalay Resort Group
   10.25%, 8/01/07................   Ba3           1,400         1,508,500
Mohegan Tribal Gaming
   8.375%, 7/01/11(b).............   Ba3              90            92,700
Park Place Entertainment
   9.375%, 2/15/07................   Ba1           1,300         1,392,625
                                                             -------------
                                                                 6,015,612
                                                             -------------


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                 Moody's
                                Investor       Principal
                                  Rating          Amount
                             (unaudited)           (000)      U.S. $ Value
--------------------------------------------------------------------------------

Healthcare-2.5%
AmerisourceBergen Corp.
   8.125%, 9/01/08(b).............   Ba3         $   320     $     331,200
Concentra Operating Corp.
   13.00%, 8/15/09................   B3              690           748,650
HCA-The Healthcare Co.
   7.875%, 2/01/11................   Ba1           1,595         1,678,737
Iasis Healthcare Corp.
   13.00%, 10/15/09...............   B3            1,280         1,305,600
Triad Hospitals Holdings
   Series B
   11.00%, 5/15/09................   B2              750           828,750
Vanguard Health Systems, Inc.
   9.75%, 8/01/11(b)..............   B3              325           336,781
                                                             -------------
                                                                 5,229,718
                                                             -------------
Hotels & Lodging-1.5%
Extended Stay America, Inc.
   9.875%, 6/15/11(b).............   B2              700           711,375
Felcor Lodging LP
   8.50%, 6/01/11(b)..............   Ba2             530           512,775
   9.50%, 9/15/08.................   Ba2              90            92,700
   9.50%, 9/15/08(b)..............   Ba2             350           360,500
Host Marriott LP
   9.25%, 10/01/07................   Ba2           1,005         1,040,175
Sun International Hotels Ltd.
   8.875%, 8/15/11(b).............   Ba3             330           331,650
                                                             -------------
                                                                 3,049,175
                                                             -------------
Industrial-1.3%
Applied Extrusion Technologies, Inc.
   10.75%, 7/01/11(b).............   B2              660           696,300
Flowserve Corp.
   12.25%, 8/15/10................   B3            1,000         1,065,000
Hexcel Corp.
   9.75%, 1/15/09.................   B2            1,065         1,027,725
                                                             -------------
                                                                 2,789,025
                                                             -------------
Metal & Mining-0.3%
AK Steel Corp.
   9.125%, 12/15/06...............   Ba2             255           263,288
Commonwealth Industries, Inc.
   10.75%, 10/01/06...............   B3               35            32,550
United States Steel LLC
   10.75%, 8/01/08(b).............   Ba2             335           339,188
                                                             -------------
                                                                   635,026
                                                             -------------
Paper & Packaging-2.5%
Norske Skog Canada Ltd.
   8.625%, 6/15/11(b).............   Ba2             150           154,125
Owens-Illinois, Inc.
   7.80%, 5/15/18.................   B3              455           338,975
   7.85%, 5/15/04.................   B3              275           242,000


--------------------------------------------------------------------------------
12 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                 Moody's
                                Investor       Principal
                                  Rating          Amount
                             (unaudited)           (000)      U.S. $ Value
--------------------------------------------------------------------------------

Riverwood International Corp.
   10.625%, 8/01/07...............   B3          $ 1,000     $   1,045,000
Stone Container
   9.25%, 2/01/08.................   B2            1,100         1,155,000
   9.75%, 2/01/11.................   B2            1,740         1,833,525
Tembec Industries, Inc.
   8.50%, 2/01/11.................   Ba1             450           470,250
                                                             -------------
                                                                 5,238,875
                                                             -------------
Petroleum Products-0.4%
Frontier Oil Corp.
   11.75%, 11/15/09...............   B2              750           808,125
                                                             -------------

Service-2.9%
Allied Waste North America
   8.875%, 4/01/08(b).............   Ba3             925           975,875
   10.00%, 8/01/09................   B2            3,085         3,239,250
Iron Mountain Inc.
   8.625%, 4/01/13................   B2              265           272,288
Service Corporation International
   6.00%, 12/15/05................   B1              545           464,612
   6.30%, 3/15/20(g)..............   B1               50            47,250
   6.50%, 3/15/08.................   B1              280           231,700
   7.70%, 4/15/09.................   B1              675           577,125
Stewart Enterprises, Inc.
   10.75%, 7/01/08(b).............   B2              270           286,200
                                                             -------------
                                                                 6,094,300
                                                             -------------
Technology-1.0%
Fairchild Semiconductor
   10.125%, 3/15/07...............   B2              400           402,000
   10.50%, 2/01/09................   B2              935           949,025
Viasystems, Inc.
   9.75%, 6/01/07.................   B3              990           663,300
                                                             -------------
                                                                 2,014,325
                                                             -------------
Utilities - Electric & Gas-3.7%
AES Corp.
   8.875%, 2/15/11................   Ba1             570           561,450
   9.375%, 9/15/10................   Ba1           1,000         1,030,000
CMS Energy Corp.
   8.50%, 4/15/11.................   Ba3             325           335,825
Calpine Canada Energy Finance
   8.50%, 5/01/08.................   Ba1           3,110         3,156,199
Calpine Corp.
   8.625%, 8/15/10................   Ba1             200           205,188
Mission Energy Holding Co.
   13.50%, 7/15/08(b).............   Ba2             485           506,825


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                 Moody's       Shares or
                                Investor       Principal
                                  Rating          Amount
                             (unaudited)           (000)      U.S. $ Value
--------------------------------------------------------------------------------

PG&E National Energy Group, Inc.
   10.375%, 5/16/11(b)............   Baa2        $   795     $     848,232
PSEG Energy Holdings
   10.00%, 10/01/09...............   Baa3          1,000         1,119,646
                                                             -------------
                                                                 7,763,365
                                                             -------------
Total Corporate Obligations
   (cost $89,459,217).............                              86,515,646
                                                             -------------

Yankee Obligations-4.0%
Avecia Group
   11.00%, 7/01/09................   B2            1,330         1,363,250
Cellco Finance
   15.00%, 8/01/05................   Caa2          1,075           776,688
Doman Industries Ltd.
   12.00%, 7/01/04................   B3            1,430         1,372,800
Dunlop Standard Aerospace
   Holdings Plc
   11.875%, 5/15/09...............   B3              795           844,687
Filtronic Plc
   10.00%, 12/01/05...............   B1              840           651,000
Innova S. de R.L.
   12.875%, 4/01/07...............   B3            1,000           958,750
Intrawest Corp.
   10.50%, 2/01/10................   B1              740           778,850
Netia Holdings BV
   Series B
   11.25%, 11/01/07(f)............   B2              600            75,000
Pierce Leahy Command Co.
   8.125%, 5/15/08................   B2            1,500         1,501,875
                                                             -------------

Total Yankee Obligations
   (cost $9,107,097)..............                               8,322,900
                                                             -------------

Non-Convertible Preferred Stock-2.4%
CSC Holdings, Inc.
   Series M
   11.125%(h).....................   Ba3          21,371         2,281,354
Global Crossing Holding, Ltd.
   10.50%(i)......................   B1           20,000           805,000
Intermedia Communication
   Series B
   13.50%(h)......................   Ba1             855           935,156
Nextel Communications
   Series E
   11.125%(h).....................   B3            1,644           887,760
                                                             -------------

Total Non-Convertible Preferred Stock
   (cost $6,755,740)..............                               4,909,270
                                                             -------------


--------------------------------------------------------------------------------
14 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                 Moody's       Shares or
                                Investor       Principal
                                  Rating          Amount
                             (unaudited)           (000)      U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks & Other
   Investments-0.1%
Goss Holdings, Inc. Cl.B
   Common Stock(j)................   NR           55,755     $     111,510
Jostens, Inc. Cl.E
   Warrants, expiring 5/01/10(j)(k)  NR              600            10,875
Knology Holdings, Inc.
   Warrants, expiring
   10/22/07(b)(j)(l) .............   NR            2,500                25
OpTel, Inc.
   Common Stock(b)(j).............   NR            5,000                50
Startec Global Communications Corp.
   Warrants, expiring 5/15/08(j)(m)  NR            4,500                45
                                                             -------------

Total Common Stocks &
   Other Investments
   (cost $12,375).................                                 122,505
                                                             -------------

Short-Term Investments-0.9%
Time Deposit-0.9%
State Street Bank & Trust Co.
   3.00%, 9/04/01
   (cost $1,962,000)..............                $1,962         1,962,000
                                                             -------------

Total Investments-111.9%
   (cost $233,689,313)............                           $ 233,560,790
Other assets less liabilities-(11.9%)                          (24,812,628)
                                                             -------------

Net Assets-100.0%.................                           $ 208,748,162
                                                             =============


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a) Securities, or a portion thereof, loaned at August 31, 2001, with an aggregate market value of $27,364,932 and cash collateral received from the counterparty of Credit Suisse First Boston, Inc., in the amount $27,202,500.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2001, the market value of these securities aggregated $19,355,999 or 9.3% of net assets.

(c) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at August 31, 2001.

(d)   Illiquid security, valued at fair market value (See Note A).

(e)   Security is in default and is non-income producing.

(f) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g) Coupon is fixed until March 15, 2003. At that time, the security may then be remarketed at a new fixed rate.

(h)   Paid-in-kind preferred, quarterly stock payments.

(i)   Paid-in-kind preferred, semi-annual stock payments.

(j)   Non-income producing security.

(k) Each warrant entitles the holder to purchase 1.889 shares of common stock at $0.01 per share. The warrants are exercisable until 5/01/10.

(l) Each warrant entitles the holder to purchase 2.2404 shares of common stock at $0.01 per share. The warrants are exercisable until 10/22/07.

(m) Each warrant entitles the holder to purchase 1.25141 shares of common stock at $24.20 per share. The warrants are exercisable until 5/15/08.

      Glossary:

      NR - Not Rated.


--------------------------------------------------------------------------------
16 o ACM MANAGED INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES

August 31, 2001

Assets
Investments in securities, at value (cost $233,689,313) ......    $ 233,560,790
Cash .........................................................              414
Interest receivable ..........................................        2,786,863
Receivable for investment securities sold ....................          420,458
Prepaid expenses .............................................            1,667
                                                                  -------------
Total assets .................................................      236,770,192
                                                                  -------------
Liabilities
Collateral held for securities loaned ........................       27,202,500
Payable for investment securities purchased ..................          448,242
Advisory fee payable .........................................          128,947
Administrative fee payable ...................................           39,676
Interest payable on security lending .........................           19,042
Accrued expenses and other liabilities .......................          183,623
                                                                  -------------
Total liabilities ............................................       28,022,030
                                                                  -------------
Net Assets ...................................................    $ 208,748,162
                                                                  =============
Composition of Net Assets
Preferred stock, $.01 par value per share; 1,900 shares
   Remarketed Preferred Stock authorized, 950 shares
   issued and outstanding at $100,000 per share
   liquidation preference ....................................    $  95,000,000
Common stock, $.01 par value per share; 299,998,100
   shares authorized, 24,126,502 shares issued and
   outstanding ...............................................          241,265
Additional paid-in capital ...................................      206,945,350
Accumulated net realized loss on investment transactions .....      (93,309,930)
Net unrealized depreciation of investments ...................         (128,523)
                                                                  -------------
                                                                  $ 208,748,162
                                                                  =============
Net Asset Value Per Share of Common Stock
   ($208,748,162 less Remarketed Preferred Stock at
   liquidation value of $95,000,000 divided by 24,126,502
   shares of Common Stock outstanding) .......................            $4.71
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 17

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS

Year Ended August 31, 2001

Investment Income
Interest ....................................     $ 20,966,223
Dividends ...................................          631,603     $ 21,597,826
                                                  ------------
Expenses
Advisory fee ................................        1,382,410
Administrative fee ..........................          425,356
Remarketed Preferred Stock-remarketing
   agent's fees .............................          245,798
Audit and legal .............................          101,080
Printing ....................................          100,430
Transfer agency .............................           69,976
Custodian ...................................           38,982
Directors' fees and expenses ................           32,820
Registration fees ...........................           12,078
Miscellaneous ...............................           57,664
                                                  ------------
Total expenses before interest ..............        2,466,594
Interest expense ............................        1,368,579
                                                  ------------
Total expenses ..............................                         3,835,173
                                                                   ------------
Net investment income .......................                        17,762,653
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments
Net realized loss on investment
   transactions .............................                       (33,273,013)
Net change in unrealized
   appreciation/depreciation
   of investments ...........................                        19,289,154
                                                                   ------------
Net loss on investments .....................                       (13,983,859)
                                                                   ------------
Net Increase in Net Assets from
   Operations ...............................                      $  3,778,794
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ACM MANAGED INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  August 31,       August 31,
                                                     2001             2000
                                                 =============    =============
Increase (Decrease) in Net Assets from
Operations
Net investment income ........................   $  17,762,653    $  21,774,455
Net realized loss on investment
   transactions ..............................     (33,273,013)     (24,720,219)
Net change in unrealized
   appreciation/depreciation
   of investments ............................      19,289,154        8,110,976
                                                 -------------    -------------
Net increase in net assets from operations ...       3,778,794        5,165,212
Dividends to Shareholders
Dividends from net investment income:
   Common Stock ..............................     (10,147,896)     (20,096,276)
   Remarketed Preferred Stock ................      (5,287,852)      (5,628,921)
   Tax return of capital .....................      (2,708,154)      (3,683,130)
Common Stock Transactions
Reinvestment of dividends resulting in the
   issuance of common stock ..................       1,755,011        4,118,157
                                                 -------------    -------------
Total decrease ...............................     (12,610,097)     (20,124,958)
Net Assets
Beginning of period ..........................     221,358,259      241,483,217
                                                 -------------    -------------
End of period ................................   $ 208,748,162    $ 221,358,259
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 19

-----------------------
STATEMENT OF CASH FLOWS
-----------------------

STATEMENT OF CASH FLOWS

Year Ended August 31, 2001

Increase (Decrease) in Cash From:
Operating Activities:
Interest and dividends received ..............   $  22,262,637
Interest expense paid ........................      (1,369,614)
Operating expenses paid ......................      (2,431,676)
                                                 -------------
Net increase in cash from operating
   activities ................................                    $  18,461,347
Investing Activities:
Purchases of long-term investments ...........    (625,421,800)
Proceeds from disposition of long-term
   investments ...............................     623,646,018
Proceeds from disposition of short-term
   investments, net ..........................       4,338,000
Cash provided from securities loaned .........      (3,047,500)
                                                 -------------
Net increase in cash from investing
   activities ................................                         (485,282)
Financing Activities:(a)
Cash dividends paid ..........................     (18,053,405)
Net decrease in cash from financing
   activities ................................                      (18,053,405)
                                                                  -------------
Net decrease in cash .........................                          (77,340)
Cash at beginning of period ..................                           77,754
                                                                  -------------
Cash at end of period ........................                    $         414
                                                                  =============

--------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets from operations ...                    $   3,778,794
Adjustments:
Decrease in dividend and interest
   receivable ................................   $   2,252,566
Accretion of bond discount ...................      (1,587,755)
Increase in accrued expenses and other
   assets ....................................          34,918
Decrease in interest payable .................          (1,035)
Net realized loss on investment
   transactions ..............................      33,273,013
Net change in unrealized appreciation/
   depreciation of investments ...............     (19,289,154)
                                                 -------------
   Total adjustments .........................                       14,682,553
                                                                  -------------
Net Increase in Cash from Operating
   Activities ................................                    $  18,461,347
                                                                  =============

(a) Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
20 o ACM MANAGED INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS

August 31, 2001

NOTE A

Significant Accounting Policies

ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. Government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by the Board of Directors. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to a tax return of capital, resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.

5. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .65 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS") (formerly, Alliance Fund Services, Inc.), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $2,833 during the year ended August 31, 2001.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to an annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short term investments) aggregated $169,867,281 and $117,985,050, respectively, for the year


--------------------------------------------------------------------------------
22 o ACM MANAGED INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ended August 31, 2001. There were purchases of $434,005,682 and sales of $507,076,285 of U.S. government and government agency obligations for the year ended August 31, 2001.

At August 31, 2001, the cost of investments for federal income tax purposes was 233,869,624. Accordingly, gross unrealized appreciation of investments was $8,782,708 and gross unrealized depreciation of investments was $9,091,542, resulting in net unrealized depreciation of $308,834.

At August 31, 2001, the Fund had a capital loss carryforward of $66,830,332, of which $697,447 expires in the year 2007, $30,192,284 expires in the year 2008 and $35,940,601 expires in the year 2009.

Capital losses incurred after October 31 ("post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $26,299,286 during fiscal year 2001. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Options Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

in the Fund selling or buying a security or currency at a price different from the current market value.

There were no transactions in options written for the year ended August 31, 2001.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized.

Common Stock

There are 24,126,502 shares of common stock outstanding at August 31, 2001. During the years ended August 31, 2001 and August 31, 2000, the Fund issued 347,733 and 673,319 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock

The Fund has issued and outstanding 950 shares of Remarketed Preferred Stock, each at a liquidation value of $100,000 per share. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the Remarketed Preferred Stock is 3.74% and is effective through September 13, 2001.

NOTE E

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of August 31, 2001, the Fund had entered into the following security lending agreement:

   Amount               Counterparty             Rebate Rate       Maturity
===========   ================================   ===========   =================
$27,202,500   Credit Suisse First Boston, Inc.      3.15%      September 7, 2001


--------------------------------------------------------------------------------
24 o ACM MANAGED INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                        Year Ended August 31,
                                 ------------------------------------------------------------------
                                   2001           2000           1999         1998         1997
                                 ------------------------------------------------------------------
Net asset value,
  beginning of period ........   $   5.31       $   6.34       $   8.99     $   9.13     $   8.36
                                 ------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ........        .74(a)         .93(a)        1.21         1.24         1.20
Net realized and unrealized
  gain (loss) on investments
  and written options ........       (.58)          (.72)         (2.26)        (.18)         .76
                                 ------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .................        .16            .21          (1.05)        1.06         1.96
                                 ------------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions to common
  shareholders:
  Dividends from net
    investment income ........       (.43)          (.85)          (.96)        (.94)        (.90)
  Tax return of capital ......       (.11)          (.15)            -0-          -0-          -0-
  Distributions from net
    realized gains ...........         -0-            -0-          (.42)        (.02)          -0-
Distributions to preferred
  shareholders:
  Common Stock equivalent
    of dividends paid to
    Remarketed Preferred
    shareholders .............       (.22)          (.24)          (.22)        (.24)        (.29)
                                 ------------------------------------------------------------------
Total dividends and
  distributions ..............       (.76)         (1.24)         (1.60)       (1.20)       (1.19)
                                 ------------------------------------------------------------------
Net asset value,
  end of period ..............   $   4.71       $   5.31       $   6.34     $   8.99     $   9.13
                                 ==================================================================
Market value, end of period ..   $   4.93       $   6.3125     $   8.625    $   8.6875   $  10.00
                                 ==================================================================
Total Return
Total investment return
  based on:(b)
    Market value .............     (12.86)%       (13.66)%        16.91%       (4.05)%      16.03%
    Net asset value ..........      (1.02)%        (1.00)%       (16.95)%       8.74%       20.38%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

                                                        Year Ended August 31,
                                 ------------------------------------------------------------------
                                   2001           2000           1999         1998         1997
                                 ------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............   $208,748       $221,358       $241,483     $296,268     $295,674
Ratio of expenses to average
  net assets:(c)
  Based on Common
    Stock ....................       3.26%          2.23%          1.54%        1.39%         .96%
  Based on Common and
    Preferred Stocks .........       1.80%          1.30%          1.09%        1.04%        1.05%
Ratio of expenses to average
  net assets excluding
  interest expense:(c)
  Based on Common
    Stock ....................       2.10%          1.91%          1.54%        1.39%         .96%
  Based on Common and
    Preferred Stocks .........       1.16%          1.11%          1.09%        1.04%        1.05%
Ratio of net investment income
  to average net assets:(c)
  Based on Common
    Stock ....................      10.60%         12.21%         15.82%       13.21%        9.29%
  Based on Common and
    Preferred Stocks .........       8.35%          9.58%         10.17%        9.04%        9.21%
Portfolio turnover rate ......        248%           383%           222%         157%         253%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c) The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.


--------------------------------------------------------------------------------
26 o ACM MANAGED INCOME FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of ACM Managed Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2001, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Income Fund, Inc. at August 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LP

New York, New York
October 11, 2001


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 27

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION

ACM Managed Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer share than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all Transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholders' proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each share-


--------------------------------------------------------------------------------
28 o ACM MANAGED INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

holder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the Fund's portfolio, who are George Coffrey and Mathew Bloom, each a Vice President of the Fund.

Supplemental Proxy Information

The Annual Meeting of Shareholders of The ACM Managed Income Fund, Inc. was held on March 8, 2001. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                     Authority
                                                         Voted For    Withheld
--------------------------------------------------------------------------------
1. To elect directors:  Class One Nominee
                        (term expires in 2004)
                        John H. Dobkin                  21,608,940     589,088
                        Donald J. Robinson              21,615,060     582,968
                        Clifford L. Michel              21,621,832     576,195

                        Class Two Nominee
                        (term expires in 2002)
                        Dr. James M. Hester                    949          -0-

                                                 Voted       Voted
                                                  For        Against     Abstain
--------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young
   LLP as the Fund's independent auditors
   for the Fund's fiscal year ending August
   31, 2001:                                   21,744,370    199,012     255,593


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

credit rating

A bond rating that measures of the quality and safety of a bond, based on the issuer's financial condition. In particular, an evaluation from a rating service indicating the probability that a debt issuer will be able to meet scheduled interest and principal repayments. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

investment-grade bond

A bond that is considered safe, having a relatively high bond rating.

spread

The price above a benchmark fixed-income yield that an issuer pays to borrow money.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

U.S. government agency securities

Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association that are exempt from state and local taxes. Also called agency securities.


--------------------------------------------------------------------------------
30 o ACM MANAGED INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
George Caffrey, Vice President
Matthew Bloom, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vince S. Noto, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

Common Stock:

Custodian, Dividend Paying Agent,
Transfer Agent And Registrar
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent,
Transfer Agent And Registrar

Bank of New York
385 Rifle Camp Road
West Paterson, NJ 07424

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
32 o ACM MANAGED INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund ACM Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 33

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

ACM Managed Income Fund

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
34 o ACM MANAGED INCOME FUND

NOTES


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ACM MANAGED INCOME FUND

ACM Managed Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MIFAR801